SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2019

IES Holdings, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road, Suite 500, Houston, Texas 77056

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IESC	NASDAQ Global Market
Rights to Purchase Preferred Stock	IESC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events.

On June 12, 2019, the Board of Directors (the “Board”) of IES Holdings, Inc. (the “Company”) authorized and approved, upon recommendation of the Human Resources and Compensation Committee (the “Compensation Committee”) of the Board, certain changes to the compensation received by the Company’s non-employee directors. The changes were recommended and approved following a review of the director compensation programs of the Company’s peers, an evaluation of recent Company performance, and in light of the Company’s director compensation having not been increased since 2010.

Pursuant to the changes, effective July 1, 2019, (i) each non-employee director will receive an annual fee for service on the Board (the “Annual Fee”) of $145,000, to be paid in quarterly installments, in lieu of (a) $65,000 that had been paid annually to each non-employee director in the form of a $40,000 annual retainer and $25,000 annual meeting grant and (b) $5,000 annual committee service fees that were previously paid to non-employee directors; and (ii) in addition to the Annual Fee, (a) the Chairman of the Compensation Committee will receive a $12,500 annual fee, increased from $10,000, (b) the Chairman of the Nominating/Governance Committee will continue to receive a $10,000 annual fee, and (c) the Chairman of the Audit Committee will continue to receive a $25,000 annual fee, each of which will be paid in quarterly installments.

During the first quarter of each fiscal year, each director will be provided the opportunity to elect, in respect of his or her compensation for his or her services rendered in the following calendar year, whether to receive the combined amount of his or her Annual Fee and any additional fee payable for service as Chairman of a committee of the Board (collectively, the “Total Annual Compensation”), in whole or in part, in either cash, unrestricted common stock or phantom stock units issued pursuant to the Company’s Amended and Restated 2006 Equity Incentive Plan, provided that at least 50% of each Director’s Total Annual Compensation shall be paid in equity. Directors will also be provided the opportunity to make such election upon implementation of these changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date: June 14, 2019	/s/ Gail D. Makode
Gail D. Makode
Senior Vice President and General Counsel